                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

  --------------------------------------------------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934, as amended

               Date of Earliest Event Reported: November 17, 2003
                        (date of earliest event reported)

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
               (Exact name of Registrant as Specified in Charter)

               Delaware                                333-65554                             13-3460894
            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)

                              Eleven Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 325-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events

Filing of Computational Materials

In connection with the proposed offering of the Irwin Whole Loan Home Equity
Trust 2003-D, Home Equity Loan-Backed Notes, Series 2003-D (the "Notes"), Credit
Suisse First Boston LLC, as underwriter (the "Underwriter"), has prepared the
Computational Materials for distribution to potential investors. Although Credit
Suisse First Boston Mortgage Acceptance Corp. (the "Company") provided the
Underwriter with certain information regarding the characteristics of the mortgage loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K "Computational Materials" shall mean the materials attached hereto and filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5,
99.6, 99.7, 99.8, 99.9, 99.10, 99.10, 99.11, 99.12, 99.13 and 99.14, which include computer generated tables and/or charts
displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity;
cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. As noted in the Computational Materials filed herewith as Exhibits 99.1, 99.2,
99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11, 99.12, 99.13 and 99.14,
certain charts and graphs are also being
filed concurrently herewith on Form SE. Those portions of the Computational
Materials consist of the pages that appear after the Form SE cover sheet.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99.1     Computational Materials
         99.2     Computational Materials
         99.3     Computational Materials
         99.4     Computational Materials
         99.5     Computational Materials
         99.6     Computational Materials
         99.7     Computational Materials
         99.8     Computational Materials
         99.9     Computational Materials
         99.10    Computational Materials
         99.11    Computational Materials
         99.12    Computational Materials
         99.13    Computational Materials
         99.14    Computational Materials

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                                     By:           /s/ John P. Graham
                                                        -----------------------------------------------------------
                                                          Name:  John P. Graham
                                                          Title:    Vice President

Dated:   November 17, 2003

EXHIBIT INDEX

Exhibit No.       Description of Exhibit

    99.1          Computational Materials
    99.2          Computational Materials
    99.3          Computational Materials
    99.4          Computational Materials
    99.5          Computational Materials
    99.6          Computational Materials
    99.7          Computational Materials
    99.8          Computational Materials
    99.9          Computational Materials
    99.10         Computational Materials
    99.11         Computational Materials
    99.12         Computational Materials
    99.13         Computational Materials
    99.14         Computational Materials